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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported):  October 14, 2004
                                                   (October 12, 2004)
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                   1-11152                     23-1882087
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



781 Third Avenue, King of Prussia, Pennsylvania                    19406-1409
     (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

The United States District Court for the Eastern District of Texas has set forth the schedule for the patent infringement case involving Tantivy Communications, Inc. (Tantivy) and Lucent Technologies, Inc. (Lucent). Tantivy, one of InterDigital Communications Corporation's wholly-owned subsidiaries, has alleged infringement by Lucent of certain of Tantivy's patents. Under the schedule, mediation will occur in January 2005, and the trial has been set for September 6, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Lawrence F. Shay
                                            --------------------
                                            Lawrence F. Shay
                                            General Counsel



Date: October 14, 2004